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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1995
                                                          --------------

                           AMERICAN MAIZE-PRODUCTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Maine                            1-6244                   13-0432720
      ----------------                ----------------         ------------------
      (State or other                 (Commission                (IRS Employer
      jurisdiction of                 File No.)                Identification No.)
      incorporation)



          250 Harbor Drive, Stamford, Connecticut            06902
          --------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code:  (203) 356-9000
                                                           --------------


                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

                 On March 31, 1995, American Maize-Products Company (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

             (c)   Exhibits.
                   ---------

                   99.1   Press release of the Company, dated March 31, 1995.




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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN MAIZE-PRODUCTS COMPANY



                                         By  /s/Edward P. Norris
                                             --------------------------
                                             Name:    Edward P. Norris
                                             Title:   Vice President and
                                                      Chief Financial Officer


Date:  April 3, 1995




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                                 EXHIBIT INDEX


Number                Subject Matter
- ------                --------------
 99.1                 Press release of the Company, dated March 31, 1995.




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